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                   [LOGO OF PREMIER BANCSHARES APPEARS HERE]

     NUMBER                                                          SHARES

PMB

$1.00 PAR VALUE                                                    COMMON STOCK

                           PREMIER BANCSHARES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFICATE IS TRANSFERABLE                              CUSIP 739909 10 9
IN THE CITY OF ATLANTA, GEORGIA                            SEE REVERSE SIDE FOR
OR NEW YORK, NEW YORK                                      CERTAIN DEFINITIONS

This certifies that

is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON CAPITAL STOCK OF
                           PREMIER BANCSHARES, INC.
transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           PREMIERE BANCSHARES, INC.
                                CORPORATE SEAL
                                    GEORGIA

/s/ Darrell D. Pittard                                   /s/ Barbara J. Burtt
----------------------                                   --------------------
CHAIRMAN AND CEO                                         SECRETARY

                                                  Countersigned and Registered:
                                                    SunTrust Bank, Atlanta
                                                      Atlanta, Georgia
                                                        Transfer Agent and
                                                          Registrar

                                                  By

                                                       AUTHORIZED SIGNATURE

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                           PREMIER BANCSHARES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN  - as joint tenants with right
               of survivorship and not as
               tenants in common

     UNIF TRAN MIN ACT -            Custodian
                         ----------           ----------
                           (Cust)               (Minor)
                         under Uniform Transfers to Minors Act

                         -------------------------------
                                    (State)


     UNIF GIFT MIN ACT -            Custodian
                         ----------           ----------
                           (Cust)               (Minor)
                         under Uniform Gifts to Minors Act

                         -------------------------------
                                    (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received,                       hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------
[                                  ]
[                                  ]
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                        Shares
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of common capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------
                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -------------------------------------

                                       ----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:


By
   -----------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION
   (Banks, Stockbrokers, Savings and Loan
   Associations and Credit Unions) WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM PURSUANT
   TO S.E.C. RULE 17Ad-15.